Exhibit 99.1

EL GALLO REGIONAL EXPLORATION

Twin Domes Drilling Intersects Significant Near Surface Gold Mineralization

9.7 gpt Gold over 10.3 Meters — 17 Meters Below Surface

5.0 gpt Gold over 16.8 Meters — 7 Meters Below Surface

TORONTO, ONTARIO - (August 19, 2013) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to announce core drill results from its new Twin Domes discovery, including 9.7 gpt gold over 10.3 meters and 5.0 gpt gold over 16.8 meters. These results are a follow-up to the discovery holes announced in April, which intersected 8.8 gpt gold over 9.7 meters and 9.8 gpt gold over 4.6 meters, in addition to a trench that returned 20.9 gpt gold over 12.7 meters. The Company believes Twin Domes is attractive due to its higher gold grades and its close proximity to the Company’s process plant.

Twin Domes is located 17 kilometers (10.5 miles) northwest of the Company’s El Gallo 1 heap leach mine (Fig. 1). Initial test results show that the gold mineralization at Twin Domes is potentially amenable to heap leaching, which would allow it to be processed at El Gallo 1. Ten additional core holes were completed in this recent drilling. Although it is early, McEwen Mining is highly encouraged by these results and believes Twin Domes could have a positive impact on the El Gallo 1 mine. Highlights are shown below.

Table 1. Twin Domes Exploration Highlights

	From (m)	To (m)	Thickness (m)	Gold Grade (GPT)
TDX011	39.8	45.0	5.2	7.1
Including	43.9	45.0	1.1	24.9

TDX012	1.0	5.5	4.5	10.0
And	25.9	33.4	7.5	1.9

TDX015	17.2	27.5	10.3	9.7
Including	24.8	25.4	0.7	135.5

TDX016	18.4	27.5	9.1	1.7

TDX017	14.5	24.5	10.1	4.0
Including	16.4	17	0.7	51.1

TDX018	7.3	24.1	16.8	5.0
Including	12.8	14.0	1.2	21.1
Including	18.3	21.1	2.8	14.9

* See Table 2 for details of all recently drilled holes from Twin Domes

To date, gold mineralization at Twin Domes has been identified from surface to a depth of 45 meters. The known length (or strike) of the zone is approximately 275 meters. A total of 20 additional core holes have been planned in order to follow up on these results. This program will start next week.

McEwen Mining also announces its technical report titled “Technical Report on San José Silver-Gold Mine, Santa Cruz, Argentina” dated August 15, 2013, has been filed on SEDAR pursuant to the National Instrument 43-101 requirements. The Technical Report includes the updated resource estimates previously announced by the Company in a press release dated March 18, 2013. The Technical Report has been filed under McEwen Mining’s profile on SEDAR at www.sedar.com and can also be viewed on the Company’s website at www.mcewenmining.com.

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by creating a high growth, profitable, gold producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo 1 mine and El Gallo 2 project in Sinaloa, Mexico; the Gold Bar project in Nevada, US; the Los Azules project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Mexico and Nevada.

McEwen Mining has 297,114,359 shares issued and outstanding at August 6, 2013. Rob McEwen, Chairman and Chief Owner, owns 25% of the shares of the Company.

TECHNICAL INFORMATION:

This news release has been viewed and approved by John Read, CPG, McEwen Mining’s consulting geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. Samples from the core drilling were split on-site at the Company’s El Gallo 1 mine. One half of the split drill core is shipped to ALS Chemex for sample preparation and analysis by fire assay for gold and 4-acid digestion with ICP determination for silver. Samples returning greater than 10 ppm gold or 1500 ppm silver were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples. All holes were drilled with HQ bits and reduced to NTW where required. Samples were taken based on lithologic and/or mineralized intervals and vary in length. Samples were analyzed by ALS Chemex using the same methods as for drill core samples. The true width of the mineral zones has not been determined.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to accuracy of exploration results, calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Sheena Scotland	Mailing Address
Investor Relations	181 Bay Street Suite 4750
Tel: (647) 258-0395 ext 410	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

Facebook: facebook.com/mcewenrob
Twitter: twitter.com/mcewenmining

Table 2. Recently Completed Holes from Twin Domes (Located in El Gallo Complex)

Hole	From (m)	To (m)	Thickness (m)	Gold Grade (GPT)	Dip (Degrees)	Azimuth (Degrees)	Easting (UTM)	Northing (UTM)
TDX009	—	—	—	—	-50	235	199076	2839024

TDX010	53.1	55.2	2.1	3.2	-45	60	199007	2838980

TDX011	39.8	45.0	5.2	7.1	-45	60	198984	283892
Including	43.9	45.0	1.1	24.9

TDX012	1.0	5.5	4.5	10.0	-60	60	198997	2839025
And	25.9	33.4	7.5	1.9

TDX013	28.4	32.3	3.9	3.7	-45	60	198982	2839026
Including	30.4	31.2	0.8	13.6

TDX014	—	—	—	—	-45	60	199011	2839007

TDX015	17.2	27.5	10.3	9.7	-45	60	198975	2839054

TDX016	18.4	27.5	9.1	1.7	-45	60	198968	2839067

TDX017	14.5	24.5	10.1	4.0	-45	60	198969	2839081
Including	16.4	17	0.7	51.1

TDX018	7.3	24.1	16.8	5.0	-45	60	198970	2839090

McEwen Mining — Location of Resources and Areas of Discovery

Figure 1
Aug 2013

Approximate Size of Mineral Lease (Claims)
+500,000 acres
Area Shown
Mexico
Legend
El Gallo Complex Claim
Gold Veins
Silver Veins
Process Facility
New Gold Discovery
Mina Grande
Los Mautos
Chapotillo
Haciendita
San Jose Del Alamo
New Twin Domes Discovery
El Gallo 2
10.5 Miles
El Gallo 1 Mine
Palmarito
Las Milpas
N
0 3 6
Miles
0 5 10
Km
180000
190000
200000
210000
220000
230000
240000
250000
260000
2880000
2870000
2860000
2850000
2840000
2830000

McEWEN MINING Twin Domes: Location of Core Drill Holes

Figure 2
Aug 2013

EL GALLO COMPLEX
EL GALLO 2
(Proposed Mill Site)
TWIN DOMES DISCOVERY
EL GALLO 1 MINE
(Heap Leach)
0 10 Km
0 10 Miles
N
TDX001
TDX003
TDX007
TDX002
TDX004
TDX005
TDX006
TDX012
TDX014
TDX009
TDX018
TDX017
TDX016
TDX015
TDX013
TDX008
TDX011
TDX010
Legend
August Core Holes
April Core Holes
TDX-001 = Hole ID
0 50 Meters
N
0 150 Feet